UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 13, 2013

OPTIMER PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation)

001-33291	33-0830300
(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, Suite 3501, Jersey City, NJ 07302

(Address of principal executive offices, including zip code)

(201) 333-8819

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On September 13, 2013, Optimer Pharmaceuticals, Inc., a Delaware corporation (“Optimer”), issued a joint press release with Cubist Pharmaceuticals, Inc., a Delaware corporation (“Cubist”), announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with the previously announced merger agreement pursuant to which Cubist will acquire all of the outstanding common stock of Optimer.  The joint press release is attached hereto as Exhibit 99.1 and hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Exhibit
99.1	Joint Press Release of Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc. dated September 13, 2013.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein which do not describe historical facts, including but not limited to, statements regarding the proposed transaction between Cubist and Optimer, are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include: the possibility that certain conditions to the completion of the transaction between Optimer and Cubist are not satisfied, or that the transaction may otherwise not be completed in a timely manner, or at all; that, prior to the completion of the transaction, if at all, Optimer may not satisfy one or more closing conditions; that the merger agreement may be terminated; the impact of the proposed transaction on the business, employees, customers, suppliers and commercial partners of Cubist and Optimer; the ability of Cubist to successfully integrate Optimer’s operations and employees; the ability of Cubist to achieve the net sales required to trigger a future cash payment in respect of the contingent value right component of the merger consideration; the anticipated benefits of the transaction may not be realized; risks related to drug development and commercialization; and those additional factors discussed in Cubist’s and Optimer’s most recent Quarterly and Annual Reports on Forms 10-Q and 10-K filed with the Securities and Exchange Commission (“SEC”). Cubist and Optimer caution investors not to place considerable reliance on the forward-looking statements contained in this press release. These forward-looking statements speak only as of the date of this document, and Cubist and Optimer undertake no obligation to update or revise any of these statements.

Additional Information and Where To Find It

This press release shall not constitute an offer of any securities for sale.  In connection with the proposed merger, Cubist has filed a registration statement on Form S-4 with the SEC, which includes a preliminary proxy statement/prospectus, and Optimer will be mailing a definitive proxy statement/prospectus to Optimer’s stockholders.  BEFORE MAKING ANY VOTING DECISION, OPTIMER’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED MERGER (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS TO THESE DOCUMENTS), WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Optimer’s stockholders and other investors may obtain, without charge, a copy of the proxy statement/prospectus and other relevant documents filed with the SEC, when they become available, from the SEC’s website at http://www.sec.gov. In addition, investors and stockholders may obtain free copies of the documents filed with the SEC by directing a request to:  Cubist, 65 Hayden Avenue, Lexington, MA 02421, Attention: Investor Relations, or Optimer, 101 Hudson Street, Suite 3501, Jersey City, NJ 07302, telephone: (201) 333-8819, or from Optimer’s website, http://www.optimerpharma.com.

Participants in Solicitation

Optimer and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Optimer’s stockholders with respect to the proposed merger.  Information about Optimer’s directors and executive officers and their ownership of Optimer’s common stock is set forth in the proxy statement for Optimer’s 2013 annual meeting of shareholders, as filed with the SEC on Schedule 14A on April 12, 2013 and amended on April 19, 2013.  Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed merger, which may be different than those of Optimer’s stockholders generally, may be obtained by reading the proxy statement/prospectus and other relevant documents filed with the SEC regarding the proposed merger, when they become available.  You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIMER PHARMACEUTICALS, INC.

	By:	/s/ Stephen W. Webster
Date: September 13, 2013		Stephen W. Webster
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Joint Press Release of Optimer Pharmaceuticals, Inc. and Cubist Pharmaceuticals, Inc. dated September 13, 2013.